UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2012

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or other jurisdiction of incorporation or organization	(Commission file number)	(I.R.S. Employer Identification No.)

4490 Von Karman Avenue Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 13, 2012, the Board of Directors (the “Board”) of William Lyon Homes (the “Company”), based on the recommendation of the Audit Committee of the Board, authorized the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. The Company formally engaged KPMG on April 24, 2012, and the engagement of KPMG will be effective for the Company’s year ending December 31, 2012.

During the Company’s fiscal years ended December 31, 2009 and December 31, 2010, and the subsequent interim period through the current date, neither the Company nor anyone operating on its behalf has consulted with KPMG regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement of the type described in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” involving the Company, within the meaning of Item 304(a)(1)(v) of Regulation S-K. Furthermore, KPMG has not provided the Company a written report or oral advice that KPMG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

Windes & McClaughry Accountancy Corporation (“Windes”) has been engaged to audit the Company’s financial statements for the fiscal year ended December 31, 2011 and will be dismissed as the Company’s independent registered public accounting firm upon completion of these services. The audit reports of Windes on the Company’s consolidated financial statements for each of the past two fiscal years ended December 31, 2009 and December 31, 2010 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2009, and December 31, 2010, and the subsequent interim period through the current date, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Windes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Windes, would have caused Windes to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements; or (ii) “reportable events” involving the Company, within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided to Windes a copy of the foregoing disclosure and has requested that Windes furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Windes agrees with such disclosure and, if not, stating the respects in which it does not agree. A copy of such letter, dated April 27, 2012, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Windes & McClaughry Accountancy Corporation dated April 27, 2012, addressed to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2012

WILLIAM LYON HOMES

By:	/s/ COLIN T. SEVERN
Name: Its:	Colin T. Severn Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Windes & McClaughry Accountancy Corporation dated April 27, 2012, addressed to the Securities and Exchange Commission.